                                                                     EXHIBIT 24
                                                                     ----------
                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director of Puritan-Bennett Corporation, do hereby name, constitute and appoint Daniel C. Weary or Lee A. Robbins, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Puritan-Bennett Corporation, to sign and execute a registration statement on Form S-3, and any amendments thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $1 par value, of Puritan-Bennett Corporation.

     Executed this 16th day of February, 1995.



                                       /s/ Charles A. Duboc
                                       ----------------------------------------
                                           Charles A. Duboc

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director of Puritan-Bennett Corporation, do hereby name, constitute and appoint Daniel C. Weary or Lee A. Robbins, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Puritan-Bennett Corporation, to sign and execute a registration statement on Form S-3, and any amendments thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $1 par value, of Puritan-Bennett Corporation.

     Executed this 16th day of February, 1995.



                                       /s/ Dr. C. Philip Larson, Jr.
                                       ----------------------------------------
                                           Dr. C. Philip Larson, Jr.

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director of Puritan-Bennett Corporation, do hereby name, constitute and appoint Daniel C. Weary or Lee A. Robbins, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Puritan-Bennett Corporation, to sign and execute a registration statement on Form S-3, and any amendments thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $1 par value, of Puritan-Bennett Corporation.

     Executed this 16th day of February, 1995.



                                       /s/ Thomas A. McDonnell
                                       ----------------------------------------
                                           Thomas A. McDonnell

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director of Puritan-Bennett Corporation, do hereby name, constitute and appoint Daniel C. Weary or Lee A. Robbins, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Puritan-Bennett Corporation, to sign and execute a registration statement on Form S-3, and any amendments thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $1 par value, of Puritan-Bennett Corporation.

     Executed this 16th day of February, 1995.



                                       /s/ Frank P. Wilton
                                       ----------------------------------------
                                           Frank P. Wilton

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director of Puritan-Bennett Corporation, do hereby name, constitute and appoint Daniel C. Weary or Lee A. Robbins, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director of Puritan-Bennett Corporation, to sign and execute a registration statement on Form S-3, and any amendments thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $1 par value, of Puritan-Bennett Corporation.

     Executed this 16th day of February, 1995.



                                       /s/ Andre F. Marion
                                       ----------------------------------------
                                           Andre F. Marion

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director of Puritan-Bennett Corporation, do hereby name, constitute and appoint Lee A. Robbins, my agent and attorney-in-fact, for me and in my behalf as a Director of Puritan-Bennett Corporation, to sign and execute a registration statement on Form S-3, and any amendments thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $1 par value, of Puritan-Bennett Corporation.

     Executed this 16th day of February, 1995.



                                       /s/ Daniel C. Weary
                                       ----------------------------------------
                                           Daniel C. Weary

                               POWER OF ATTORNEY
                               -----------------


     I, the undersigned Director and Officer of Puritan-Bennett Corporation, do hereby name, constitute and appoint Daniel C. Weary or Lee A. Robbins, and each of them, my agent and attorney-in-fact, for me and in my behalf as a Director and Officer of Puritan-Bennett Corporation, to sign and execute a registration statement on Form S-3, and any amendments thereto, to be filed with the Securities and Exchange Commission under the Securities Act of 1933, with respect to the registration with the Securities and Exchange Commission of shares of common stock, $1 par value, of Puritan-Bennett Corporation.

     Executed this 16th day of February, 1995.



                                       /s/ Burton A. Dole, Jr.
                                       ----------------------------------------
                                           Burton A. Dole, Jr.